EXHIBIT 99.2

Certification Accompanying Periodic Report

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

In connection with the Registration Statement of Austin Developments Corp. (the "Company") on Form 20-F for the periods ending May 31, 2002 and February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn Greig, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or

      15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Glenn Greig___________________________

Glenn Greig

Chief Financial Officer

June 27, 2003